ING Life Insurance and Annuity Company
Variable Annuity Account B
Variable Annuity Account C
Variable Life Account C

ING Insurance Company of America
Variable Annuity Account I

Supplement dated October 8, 2002

The information in this Supplement updates and amends certain information contained in the Prospectuses, Statements of Additional Information and Contract Prospectus Summaries for variable insurance products funded by the above separate accounts, each dated May 1, 2002. You should read this Supplement along with the applicable Prospectus, Statement of Additional Information and Contract Prospectus Summary.

Effective October 1, 2002, the following funds have changed their names as noted in the chart below:

Former Fund Name	New Fund Name
ING Generation Portfolios, Inc. - ING VP Ascent Portfolio	ING Strategic Allocation Portfolios, Inc. - ING VP Strategic Allocation Growth Portfolio
ING Generation Portfolios, Inc. - ING VP Crossroads Portfolio	ING Strategic Allocation Portfolios, Inc. - ING VP Strategic Allocation Balanced Portfolio
ING Generation Portfolios, Inc. - ING VP Legacy Portfolio	ING Strategic Allocation Portfolios, Inc. - ING VP Strategic Allocation Income Portfolio
In addition, reference to the benchmark portfolio listed in the fund description for ING VP Strategic Allocation Income Portfolio (formerly ING VP Legacy Portfolio) is replaced with the following:
The benchmark portfolio is 35% in equities, 55% fixed income, and 10% money market instruments under neutral market conditions.
Please refer to the supplement to the fund prospectus dated October 1, 2002 for additional information about changes to the funds.

125045 X.INGGEN-02	October 2002